The JPM Institutional Funds

Supplement dated November 17, 1997 to the Statement of Additional Information dated August 4, 1997 (Supersedes all supplements dated prior to October 1, 1997)



The following paragraph is added after the last paragraph in the sub-section entitled "Municipal Notes":

              The Prime Money Market Portfolio may invest in municipal bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. The Portfolio may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. These municipal bonds and notes will be taxable securities; income generated from these investments will be subject to federal, state and local taxes.

A new Statement of Additional Information, dated October 1, 1997, has been filed and is in effect for The JPM Institutional Diversified Fund. A copy of this new Statement of Additional Information can be obtained, free of charge, by calling 1-800- 521-5411. Please disregard any references to this Fund in the attached Statement of Additional Information dated August 4, 1997.

A new Statement of Additional Information, dated September 26, 1997, has been filed and is in effect for The JPM Institutional U.S. Equity Fund, The JPM Institutional Disciplined Equity Fund and The JPM Institutional U.S. Small Company Fund. A copy of this new Statement of Additional Information can be obtained, free of charge, by calling 1-800-766-7722. Please disregard any references to these Funds in the attached Statement of Additional Information dated August 4, 1997.